                                                                 EXHIBIT 10.38.1

                                FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     First Amendment dated as of February 13, 1998 to Revolving Credit and Term Loan Agreement (the "First Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinfter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of January 28, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendment to Section 1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Subordinated Indenture," "Subordinated Notes", "Subordinated Purchase Agreement" and "Subordinated Registration Rights Agreement" in their entirety and restating such definitions as follows:

          Subordinated Indenture. The Indenture dated on or about February 18, 1998 between the Borrower and the Indenture Trustee relating to the Subordinated Notes, which Indenture shall be in substantially the form and substance as Exhibit A attached hereto, with such changes and/or modifications thereto as may be approved in writing by the Agent.

          Subordinated Notes. The Zero Coupon Convertible Subordinated Debentures due 2018 in the initial aggregate principal amount at maturity of $1,128,000,000 to be issued pursuant to the Subordinated Indenture, and which shall be in substantially the form and substance as Exhibit B attached hereto, with such changes and/or modifications thereto as may be approved in writing by the Agent.

          Subordinated Purchase Agreement. The Purchase Agreement as such term is defined in the Subordinated Indenture, relating to the issuance and sale by the Borrower of the Subordinated Notes.

                SUBORDINATED REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, as such term is defined in the Subordinated Indenture, relating to the issuance and sale by the Borrower of the Subordinated Notes.

        Sec. 2. AMENDMENT TO SEC. 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended by inserting the following immediately after the end of the text of Sec. 8.24:

                8.25. MANDATORY REDEMPTIONS AND REPURCHASES. The Borrower has no obligations pursuant to any of the Subordinated Debt Documents to make any mandatory repurchases or redemptions of the Subordinated Notes prior to and until February 18, 2003 other than upon the occurrence of a Fundamental Change (as such term is defined in the Subordinated Indenture) and the exercise by the holders of the Subordinated Notes of resulting rights after such Fundamental Change to require the Borrower to repurchase all or any portion of the Subordinated Notes.

        Sec. 3. AMENDMENT TO SEC. 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

        (a) Section 10.1(i) of the Credit Agreement is hereby amended by deleting the text of Sec. 10.1(i) in its entirety and substituting in place thereof the words "the Indebtedness evidenced by the Subordinated Debt Documents";

        (b) Section 10.2 of the Credit Agreement is hereby amended by (i) deleting the period which appears at the end of the text of Sec. 10.2(xi) and substituting in place thereof a semicolon; and (ii) inserting immediately after the text of Sec. 10.2(xi) the following:

                (xii) liens in favor of the Indenture Trustee to the extent expressly provided in Section 7.07 of the Subordinated Indenture; and

                (xiii) the transfer of property or assets of the Borrower to the extent expressly provided in the Subordinated Indenture for the sole purpose of making any payments (including any such transfers required upon conversion of Subordinated Debt) permitted or required to be made thereunder and not otherwise prohibited by the terms of the subordination provisions contained in the Subordinated Indenture.

        (c) Section 10.3(e) of the Credit Agreement is hereby amended by deleting Sec. 10.3(e) in its entirety and restating it as follows:

                (e) Investments consisting or required by the terms of the Subordinated Notes (and not otherwise prohibited by the terms of the subordination provisions contained in the Subordinated Indenture) and Investments with respect to Indebtedness permitted by Sec. 10.1(g) so long such entities remain Guarantors, and Investments with respect to Indebtedness permitted by Sec. 10.1(h) so long as such entities remain Subsidiaries of the Borrower;

     (d) Section 10.4 of the Credit Agreement is hereby amended by inserting immediately after the words "Restricted Payments" which appear in Section 10.4 the words "other than payments of cash in lieu of fractional shares of Common Stock (as such term is defined in the Subordinated Indenture) in accordance with Article 11 of the Subordinated Indenture."

     (e) Section 10.8 of the Credit Agreement is hereby amended deleting
Section 10.8 in its entirety and restating it as follows:

          10.8 Subordinated Debt. The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or voluntarily prepay, redeem or repurchase for any consideration other than shares of the Borrower's capital stock any of the Subordinated Debt or send any notice of voluntary redemption, repayment or repurchase for any consideration other than shares of the Borrower's capital stock or defeasance with respect to any of the Subordinated Debt. Notwithstanding the foregoing, the Borrower may make payments in cash in lieu of fractional shares of Common Stock (as such term is defined in the Subordinated Indenture) in accordance with Article 11 of the Subordinated Indenture. In addition, the Borrower will not make any mandatory redemptions or repurchases of all or any portion of the Subordinated Debt except in accordance with the express terms of the Subordinated Notes as in effect on February 18, 1998.

     Section 4. Amendment to Section 14 of the Credit Agreement. Section 14.1 of the Credit Agreement is hereby amended by deleting each of Section 14.1(p) and 14.1(q) of the Credit Agreement in their entirety and restating each such section as follows:

          (p) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt;

          (q) a "Fundamental Change" (or any analogous term used therein) as such term is defined in the Subordinated Indenture or any similar agreement governing any other Subordinated Debt occurs unless the Borrower shall have satisfied its obligation to repurchase or redeem all Subordinated Notes required by the holder or holders thereof to be so redeemed or repurchased solely by issuance of shares of the Borrower's capital stock;


     Section 5. Amendment to Section 26 of the Credit Agreement. Section 26 of the Credit Agreement is hereby amended by inserting immediately after the words "the definition of Majority Banks" which appears in Section 26 the words "or the definition of Supermajority Banks."

     Section 6. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantor and the Majority Banks.

     Section 7. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the borrower.

       Section 8. Ratification, Etc. Except as expressly amended herby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

       Section 9. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

       Section 10. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       Section 11. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.




                                                WESTERN DIGITAL CORPORATION



                                                By:  /s/  STEVEN M. SLAVIN
                                                   ----------------------------
                                                Title: Vice President, Treasurer

                                                BANKBOSTON, N.A.



                                                By:
                                                   ----------------------------
                                                Title:

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.


                                        WESTERN DIGITAL CORPORATION


                                        By:
                                             -----------------------------
                                        Title:

                                        BANKBOSTON, N.A.


                                        By:      [SIG]
                                             -----------------------------
                                        Title:  Vice President

                            RATIFICATION OF GUARANTY

        The undersigned guarantor hereby acknowledges and consents to the foregoing First Amendment as of February 18, 1998, and agrees that the Guaranty dated as of January 28, 1998 from the undersigned (the "Guarantor") in favor of the Agent and each of the Banks remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

                                        By:   [SIG]
                                           -------------------------------------
                                        Title: President